Preliminary Term Sheet	Date Prepared: February 1, 2005

         GMACM Mortgage Pass-Through Certificates, Series 2005-AR1
      $[395,788,000](Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Initial Principal Amount (Approx.) (1)	Initial Pass-Through Rate	Principal Types	Initial W.A. Months to Reset	W.A. Reset Margin (8)	Expected Ratings
1-A	$[47,862,000]	[4.429]% (2)	Senior, Pass-Through	36	[2.472]%	[AAA]
2-A	$[82,152,000]	[4.927]% (3)	Senior, Pass-Through	60	[2.495]%	[AAA]
3-A	$[156,557,000]	[4.724]% (4)	Senior, Pass-Through	60	[2.481]%	[AAA]
4-A	$[21,605,000]	[4.795]% (5)	Senior, Pass-Through	84	[2.470]%	[AAA]
5-A	$[75,878,000]	[5.273]% (6)	Senior, Pass-Through	120	[2.500]%	[AAA]
M-1	$[6,756,000]	[4.843]% (7)	Subordinate	70	[2.486]%	[AA]
M-2	$[3,200,000]	[4.843]% (7)	Subordinate	70	[2.486]%	[A]
M-3	$[1,778,000]	[4.843]% (7)	Subordinate	70	[2.486]%	[BBB]
R	[$100]	Not Marketed Hereby	Senior/Residual			[AAA]
B-1	$[2,133,000]		Subordinate			[BB]
B-2	$[1,185,000]	Privately Offered Certificates	Subordinate			[B]
B-3	$[950,243]		Subordinate			NR

(1)Distributions on the Class 1-A Certificates will be primarily derived from the Group I adjustable rate Mortgage Loans. Distributions on the Class 2-A Certificates will be primarily derived from the Group II adjustable rate Mortgage Loans. Distributions on the Class 3-A Certificates will be primarily derived from the Group III adjustable rate Mortgage Loans. Distributions on the Class 4-A Certificates will be primarily derived from the Group IV adjustable rate Mortgage Loans. Distributions on the Class 5-A Certificates will be primarily derived from the Group V adjustable rate Mortgage Loans. Distributions on the Class M-1, Class M-2 and Class M-3 Certificates will be primarily derived from the Mortgage Loans (See “Mortgage Loans” herein). Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)	For every Distribution Date, the interest rate for the Class 1-A Certificates will be equal to the Net WAC Rate of the Group I Mortgage Loans.

(3)	For every Distribution Date, the interest rate for the Class 2-A Certificate will be equal to the Net WAC Rate of the Group II Mortgage Loans.

(4)	For every Distribution Date, the interest rate for the Class 3-A Certificate will be equal to the Net WAC Rate of the Group III Mortgage Loans.

(5)	For every Distribution Date, the interest rate for the Class 4-A Certificate will be equal to the Net WAC Rate of the Group IV Mortgage Loans.

(6)	For every Distribution Date, the interest rate for the Class 5-A Certificate will be equal to the Net WAC Rate of the Group V Mortgage Loans.

(7)

For every Distribution Date, the Class M-1, Class M-2 and Class M-3 will have an interest rate equal to the Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

(8)	Net the servicing fee.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Depositor:	Residential Asset Mortgage Products, Inc. Seller and Servicer: GMAC Mortgage Corporation ("GMACM").

Lead Manager:	UBS Securities LLC.

Trustee:	JPMorgan Chase Bank, N.A..

Rating Agencies:	Two of three rating agencies (S&P, Moody’s and/or Fitch) will rate the Certificates, except the Class B-3 Certificates. The Class B-3 Certificates will not be rated.

Cut-off Date:	February 1, 2005.

Closing Date:	On or about February [24th], 2005.

Investor Settle Date:	On or about February [28th], 2005.

Distribution Date:	The 18th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2005.

Servicing Fee:	0.250% per annum of the principal balance of each Mortgage Loan.

Certificates:	The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates (collectively the “Class A Certificates”) and the Class R Certificate. The Class M-1, Class M-2 and Class M-3 Certificates will be referred to herein as the “Class M Certificates” and the Class B-1, Class B-2, and Class B-3 Certificates will be referred to herein as the “Class B Certificates,” together with the Class M Certificates, the “Subordinate Certificates.”The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” Only the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A, Class M-1, Class M-2 and Class M-3 Certificates (the“Offered Certificates”) are being offered at this time.

Accrued Interest:	The price to be paid by investors for the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A, Class M-1, Class M-2 and Class M-3 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Investor Settle Date (27 days).

Interest Accrual Period:	The interest accrual period with respect to the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A, Class M-1, Class M-2 and Class M-3 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:	The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:	It is anticipated that the Class A, Class M and Class B Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:	The Offered Certificates, other than the Class R Certificates, may be considered eligible for purchase by persons investing assets of employee benefit plans, individual retirement accounts or other retirement accounts or arrangements.

SMMEA Treatment:	The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:	The terms of the transaction allow for a termination of the Certificates which termination may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:	The Weighted Average Roll Date with respect to the Group I Mortgage Loans is the Distribution Date in [March 2008]. The Weighted Average Roll Date with respect to the Group II Mortgage Loans is the Distribution Date in [March 2010]. The Weighted Average Roll Date with respect to the Group III Mortgage Loans is the Distribution Date in [March 2010]. The Weighted Average Roll Date with respect to the Group IV Mortgage Loans is the Distribution Date in [March 2012]. The Weighted Average Roll Date with respect to the Group IV Mortgage Loans is the Distribution Date in [March 2015].

Pricing	Prepayment

Speed:	The Class A Certificates will be priced to a prepayment speed of [25]% CPB.

Mortgage Loans:	Collectively, the Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans, Group IV Mortgage Loans and Group V Mortgage Loans will be referred to as the “Mortgage Loans”. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $400,056,243.

Group I Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Group I mortgage loans described herein (the “Group I Mortgage Loans”) is approximately $[49,856,301]. The Group I Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring 3 years after the date of origination of each mortgage loan (“Group I Hybrid ARMs”). Each of the Group I Mortgage Loans has an original term to maturity of 30 years. The Group I Mortgage Loans are secured by first liens on residential properties.

Group II Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Group II mortgage loans described herein (the “Group II Mortgage Loans”) is approximately $[85,574,827]. The Group II Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring 5 years after the date of origination of each mortgage loan (“Group II Hybrid ARMs”). Each of the Group II Mortgage Loans has an original term to maturity of 30 years. The Group II Mortgage Loans are secured by first liens on residential properties.

Group III Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Group III mortgage loans described herein (the “Group III Mortgage Loans”) is approximately $[163,079,936]. The Group III Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring 5 years after the date of origination of each mortgage loan (“Group III Hybrid ARMs”). Each of the Group III Mortgage Loans has an original term to maturity of 30 years. The Group III Mortgage Loans are secured by first liens on residential properties.

Group IV Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Group IV mortgage loans described herein (the “Group IV Mortgage Loans”) is approximately $[22,505,641]. The Group IV Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring 7 years after the date of origination of each mortgage loan (“Group IV Hybrid ARMs”). Each of the Group IV Mortgage Loans has an original term to maturity of 30 years. The Group IV Mortgage Loans are secured by first liens on residential properties.

Group V Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Group V mortgage loans described herein (the “Group V Mortgage Loans”) is approximately $[79,039,539]. The Group V Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring 10 years after the date of origination of each mortgage loan (“Group V Hybrid ARMs”). Each of the Group V Mortgage Loans has an original term to maturity of 30 years. The Group V Mortgage Loans are secured by first liens on residential properties.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [4.00]% total subordination.

Credit enhancement for the Class M-1 Certificates will consist of the subordination of the Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, initially [2.31]% total subordination.

Credit enhancement for the Class M-2 Certificates will consist of the subordination of the Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, initially [1.51]% total subordination.

Credit enhancement for the Class M-3 Certificates will consist of the subordination of the Class B-1, Class B-2, and Class B-3 Certificates, initially [1.07]% total subordination.

Shifting Interest:	Until the first Distribution Date occurring after February 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
March 2005 - February 2012	0% Pro Rata Share
March 2012 - February 2013	30% Pro Rata Share
March 2013 - February 2014	40% Pro Rata Share
March 2014 - February 2015	60% Pro Rata Share
March 2015 - February 2016	80% Pro Rata Share
March 2016 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in March 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in March 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the related Mortgage Loan group, regardless of any prepayment percentages.

Allocation of Realized Losses:	Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Class B Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class M Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and third, to the related Senior Certificates, until their class principal balances have been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, on a pro rata basis, to the related Class A Certificates, and the related component of the Subordinate Certificates.

Net WAC Rate:	The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans. The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee rate.

Certificates Priority of

Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:
1)	Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, generally from the related loan group;

2)	Concurrently to the Senior Certificates the related senior principal distribution amount, as follows:

i)	the Class R and Class 1-A Certificates, in that order, until the principal balance thereof has been reduced to zero, from the Group I Mortgage Loans;

ii)	Class 2-A Certificates, until the principal balance thereof has been reduced to zero, from the Group II Mortgage Loans;

iii)	Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group III Mortgage Loans;

iv)	Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group IV Mortgage Loans;

v)	Class 5-A Certificates until the principal balance thereof has been reduced to zero, from the Group V Mortgage Loans;

3)

In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from an unrelated Mortgage Loan Group to the extent not received from the related Mortgage Loan Group;

4)

Class M-1, Class M-2 and Class M-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

5)

Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

6)	Class R Certificate, any remaining amount.